Exhibit 99.2


                                 August 22, 2005




The Board of Directors of
NDS Group plc
One London Road
Staines
Middlesex TW18 4EX
United Kingdom

Re: Letter of Resignation
    ---------------------

     I hereby resign from my position as a member of the Board of Directors of NDS Group plc (the "Company") to be effective upon acceptance by News Corporation, the controlling shareholder of the Company, and I acknowledge that I have no claims against the Company for compensation for loss of office or otherwise.

                                                             Very truly yours,




                                                             /s/ Lachlan Murdoch
                                                             -------------------
                                                             Lachlan Murdoch